SCHEDULE 14A INFORMATION
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WELLMAN, INC.
1041 521 Corporate Center Drive
Fort Mill, South Carolina 29715
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 17, 2005
Oyster Point Hotel, 146 Bodman Place, Red Bank, New Jersey 07701
9:00 AM, Eastern Time
To the Stockholders of
Wellman, Inc.
You are cordially invited to attend the 2005 Annual Meeting of the Stockholders of Wellman, Inc. Stockholders will vote on the following matters:

•	Election of our Board of Directors;

•	Ratification of the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP as our independent auditors to examine the financial statements of Wellman, Inc. for the fiscal year 2005;

•	Any other matters properly brought before the meeting.
Your vote is important. We urge you to sign, date and return the enclosed proxy card to vote your shares whether or not you plan to attend the meeting. This will ensure your shares will be represented at the meeting.
Our Annual Report to Stockholders, which includes our Form 10-K for the year ended December 31, 2004, is also enclosed.

Sincerely yours,

David R. Styka
Assistant Secretary
April 15, 2005

WELLMAN, INC.
1041 521 Corporate Center Drive
Fort Mill, SC 29715
PROXY STATEMENT
This Proxy Statement and an accompanying proxy card are being mailed, beginning April 15, 2005, to owners of shares of Wellman, Inc. Common Stock and Preferred Stock in connection with the solicitation of proxies by the Board of Directors for the 2005 Annual Meeting of Stockholders. This proxy procedure is necessary to permit all Wellman, Inc. (“Wellman”) stockholders, many of whom live throughout the United States and are unable to attend the Annual Meeting, to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

I.     GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Your vote is very important. Your shares can only be voted at the Annual Meeting if you are present or represented by proxy. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote by proxy to assure that your shares will be represented. You may revoke this proxy at any time before it is voted by written notice to our Assistant Secretary at P.O. Box 2050, Fort Mill, South Carolina 29716, by submission of a proxy bearing a later date, or by casting a ballot at the Annual Meeting. Properly executed proxies that are received before the Annual Meeting’s adjournment will be voted in accordance with the directions provided. If your proxy is properly executed but no directions are given, your shares will be voted as recommended by the Board of Directors.
Who can vote? Holders of Common Stock and Preferred Stock as of the close of business on March 31, 2005 are entitled to vote. On that day, 32,444,627 shares of Common Stock and 11,202,143 shares of Preferred Stock were outstanding and eligible to vote. Each share of Common Stock is entitled to one vote on the election of seven of the nine nominees for director and on each other matter presented at the Annual Meeting. The holders of the Preferred Stock are entitled to one vote per share on the election of the other two nominees for director and are entitled to vote with the Common Stock on an as-converted basis (amounting to 12,991,591 votes) on each other matter presented at the Annual Meeting. All the Preferred Stock was issued on June 27, 2003, and is held by Warburg Pincus Private Equity VIII, L.P.
The nominees for director that each class of stock is entitled to vote on are set forth below:

Common Stock	Preferred Stock

Thomas M. Duff	David A. Barr
James B. Baker	Oliver M. Goldstein
Richard F. Heitmiller
Gerard J. Kerins
David J. McKittrick
James E. Rogers
Roger A. Vandenberg
How do I vote? After you read and consider the information in this proxy statement, just mail your signed proxy card indicating your vote in the enclosed postage-paid envelope as soon as possible, so that your shares may be represented at the Annual Meeting. You should return your proxy card whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may revoke your proxy at any time before it is voted and vote in person if you wish.
If my shares are held in “street name” by my broker, will my broker vote my shares for me? Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.
What do I do if I want to change my vote after I have sent in my proxy card? You can change your proxy at any time before it is voted at the meeting. You can do this in one of three ways. You can send a written notice stating that you would like to revoke your proxy. You can also complete and submit a new proxy card at a later date. If you choose either of these methods, you must submit your notice of revocation or your new proxy card to our Assistant Secretary before the Annual Meeting. Finally, you can attend the meeting and vote your shares in person. However, simply attending the meeting, by itself, will not revoke your proxy. If you have instructed your broker to vote your shares, you must follow your broker’s directions on how to change your vote.
How are votes counted? The Annual Meeting will be held if a quorum is present in person or by proxy. A quorum is a majority of the issued and outstanding Common Stock and Preferred Stock. In addition, for a quorum to be present for the election of the directors to be voted on by the Common Stock, at least a majority of the issued and outstanding shares of Common Stock must be present, and for a quorum to be present for the election of the directors to be voted on by the Preferred Stock, at least one-third of the issued and outstanding shares of Preferred Stock must be present. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. The election of Directors and ratification of the selection of independent auditors are considered routine. As a result, shares held by brokers in street name will be voted in favor of the proposals unless the broker receives instructions to the contrary from the beneficial owner of the shares.
Who pays the cost of this proxy solicitation? We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our employees may solicit proxies personally and by telephone. No employee will receive additional compensation for doing this.
Who is the proxy solicitor? Georgeson Shareholder Communications Inc. and Wachovia Bank have been retained by Wellman to assist in the distribution of proxy materials by mail and tabulation of votes for a nominal fee plus reimbursement of out-of-pocket expenses.
Who can help answer my questions about either of the proposals? If you have additional questions, you should contact Michael Bermish, our investor relations officer, at (732) 212-3321.
How can I electronically access the proxy materials and annual reports? This proxy statement and our 2004 Annual Report including Form 10-K are available on our website at www.wellmaninc.com. Please note that the information on our website is not incorporated by reference in this proxy statement.

II.     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS
The following table shows, as of December 31, 2004, all persons we know to be “beneficial owners” of more than 5% of Wellman’s Common Stock. This information is based on reports on Schedule 13G filed with the Securities and Exchange Commission (“SEC”) by the firms listed in the table below. If you wish, you may obtain copies of these reports from the SEC.

	Number of Shares
	Beneficially Owned
Name and Address	(1)		Percent

Warburg Pincus Private Equity VIII, L.P.	15,224,891	(2)	32.2%
466 Lexington Avenue New York, NY 10017
Olstein & Associates, L.P.	3,404,600	(3)	10.6%
4 Manhattanville Road Purchase, NY 10577
Dimensional Fund Advisors Inc.	2,723,201	(4)	8.5%
1299 Ocean Avenue Santa Monica, CA 90401
Brandes Investment Partners, L.P.	2,274,183	(5)	7.1%
11988 El Camino Real, Suite 500 San Diego, CA 92130
Donald Smith & Co. Inc.	1,970,100	(6)	6.2%
152 West 57th Street New York, NY 10019

(1)	“Beneficial ownership” is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, a person “beneficially” owns our Common Stock not only if they hold it directly, but also if they indirectly (through a relationship, a position as a director or trustee, or a contract or understanding) have or share the power to vote the stock, or to sell it, or have the right to acquire it within 60 days.

(2)	Warburg Pincus Private Equity VIII, L.P. (“WP VIII”) holds 11,202,143 shares of preferred stock which was issued on June 27, 2003. The preferred stock became convertible into shares of our common stock in the fourth quarter of 2003. The amount of common stock that would have been received if it had been converted into common stock at December 31, 2004 is equal to its liquidation preference of $143.1 million (which is the amount of the initial investment increased by 8.5% per year compounded quarterly) divided by $11.25. WP VIII also holds two warrants, each representing the right to purchase 1,250,000 shares of our common stock, which are currently exercisable. Directors appointed by the preferred stock holders also have options to acquire 3,000 shares of our common stock.

(3)	Olstein & Associates, L.P., (“Olstein”) an investment advisor registered under the Investment Advisors Act of 1940, has voting and/or investment power over the shares listed above. Olstein is an investment advisor or manager and furnishes investment advice to several investment funds.

(4)	Dimensional Fund Advisors Inc., (“Dimensional Fund”) an investment advisor registered under the Investment Advisors Act of 1940, has sole voting and investment power over the shares listed in its role as investment advisor or manager of various investment companies, commingled group trusts and separate accounts.

(5)	Brandes Investment Partners, L.P., (“Brandes”) an investment advisor registered under the Investment Advisors Act of 1940, has shared voting and investment power over these securities.

(6)	Donald Smith & Co., an investment advisor registered under the Investment Advisors Act of 1940, has sole voting and investment power over these securities.

The following table shows, as of December 31, 2004, our Common Stock owned by each director and named executive officer, and all directors and executive officers as a group. Unless indicated otherwise, all persons have sole voting and investment power over the shares listed. Only Mr. Duff beneficially owned more than one percent of Wellman’s outstanding shares of common stock at December 31, 2004.

	Number of Shares	Percentage of
	Beneficially	Common
Name	Owned(1)	Stock

Thomas M. Duff	939,851	2.9%
James B. Baker(2)	44,639	—
David A. Barr	—	—
Oliver M. Goldstein	1,000	—
Richard F. Heitmiller	26,016	—
Gerard J. Kerins	11,519	—
David J. McKittrick	—	—
James E. Rogers	30,200	—
Roger A. Vandenberg	52,609	—
Keith R. Phillips	277,164	—
Joseph C. Tucker	228,829	—
Michael E. Dewsbury	189,740	—
Audrey L. Goodman(3)	49,537	—
All Directors and Executive Officers as a Group (14 persons)	1,921,717	5.8%

(1)	“Beneficial ownership” is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, a person “beneficially” owns our Common Stock not only if they hold it directly, but also if they indirectly (through a relationship, a position as a director or trustee, or a contract or understanding) have or share the power to vote the stock, or to sell it, or have the right to acquire it within 60 days.

The number of shares shown for each non-employee director includes the following shares that may be acquired upon exercise of stock options that were exercisable as of December 31, 2004 or that will become exercisable within 60 days of that date: Mr. Baker, 9,000; Mr. Barr, 0; Mr. Goldstein, 1,000; Mr. Heitmiller, 9,000; Mr. Kerins, 4,000; Mr. McKittrick, 0; Mr. Rogers, 9,000; and Mr. Vandenberg, 9,000.

The number of shares shown for each non-employee director also includes the following restricted shares that were awarded under the Deferred Compensation and Restricted Stock Plan: Mr. Baker, 32,339; Mr. Barr, 0; Mr. Goldstein, 0; Mr. Heitmiller, 12,682; Mr. Kerins, 4,519; Mr. McKittrick, 0; Mr. Rogers, 16,200; and Mr. Vandenberg, 39,609.

The number of shares shown for each named executive officer includes the following shares that may be acquired upon exercise of stock options that were exercisable as of December 31,2004 or that will become exercisable within 60 days of that date: Mr. Duff, 457,600; Mr. Phillips, 223,600; Dr. Tucker, 180,400; Mr. Dewsbury, 148,000; and Ms. Goodman, 38,500.

The number of shares shown for each named executive officer also includes the following restricted shares that were acquired under the Deferred Compensation and Restricted Stock Plan and the 2004 Restricted Stock Plan: Mr. Duff, 61,348; Mr. Phillips, 36,961; Dr. Tucker, 30,182; Mr. Dewsbury, 13,635; and Ms. Goodman, 7,285.

The number of shares shown for each executive officer also includes the number of shares of our Common Stock beneficially owned indirectly as of December 31, 2004 by such officer in our Employee Stock Ownership Plan and Retirement Plan, respectively: Mr. Duff, 5,129 and 36,774; and Mr. Phillips, 4,585 and 12,018; Dr. Tucker, 4,282 and 13,074; Mr. Dewsbury, 5,136 and 18,669; and Ms. Goodman, 3,502 and 0.

(2)	Of the shares listed for Mr. Baker, 200 are owned by his wife.

(3)	Of the shares listed for Ms. Goodman, 250 are owned by her husband.

III.     PROPOSALS
Proposal No. 1
ELECTION OF DIRECTORS
Under the terms of Wellman’s Bylaws, the Wellman Board of Directors consists of up to ten members. The nine nominees named below have been nominated by the Board to serve as directors for a one-year term. The holder of the Preferred Stock has the right to designate two persons for the Board to nominate, and Messrs. Barr and Goldstein were its designees. Each nominee has consented to stand for election, and the Board does not anticipate that any nominee will be unavailable to serve. In the event that one or more of the nominees is unavailable to serve at the time of the Annual Meeting, the shares represented by proxy will be voted for the remaining nominees and any substitute nominee(s) of the Board (which, if Mr. Barr or Mr. Goldstein is unable to serve, will be designated by the holder of the Preferred Stock). If no substitute nominee(s) are elected, the size of the Board will be reduced.
The holders of the Common Stock are entitled to elect seven of the nine directors, and the holder of the Preferred Stock is entitled to elect two of the nine directors. The nominees for director that each class of our stock are entitled to vote on are set forth below:

Common Stock	Preferred Stock

Thomas M. Duff	David A. Barr
James B. Baker	Oliver M. Goldstein
Richard F. Heitmiller
Gerard J. Kerins
David J. McKittrick
James E. Rogers
Roger A. Vandenberg
The election of Messrs. Duff, Baker, Heitmiller, Kerins, McKittrick, Rogers and Vandenberg will be determined by a plurality of the votes cast by the holders of the Common Stock. The election of Messrs. Barr and Goldstein will be determined by a plurality of the votes cast by the holders of the Preferred Stock.
The Board of Directors has determined that each of the nominees named above, other than Mr. Duff, who is Wellman’s Chief Executive Officer, is independent from Wellman’s management. Each director abstained from voting on the determination with respect to his own independence. The standards used by the Board in making this determination are set forth in Wellman’s corporate governance guidelines.
The following biographies provide a brief description of each nominee’s principal occupation and business experience, age, directorships held in other public corporations and Board committee memberships.

The Board of Directors recommends that you vote FOR each of the listed nominees.

	Principal Occupation During	Director
Name and Age	The Past Five Years	Since

Thomas M. Duff, 57	Chairman since 1999 and Chief Executive Officer and director of Wellman since its inception in 1985. President from 1985 to 1999.	August 1985

James B. Baker, 59	Managing Partner of River Associates Investments, LLC (private equity investment fund) since 2001 and partner of River Associates Investments, LLC from 1993 to 2001. Prior to 1993, President and Chief Operating Officer (1991-1992) and Senior Vice President (1987-1991) of CONSTAR International, Inc. (plastic container manufacturer). Chairman of the Audit Committee and member of the Governance Committee.	August 1994

David A. Barr, 41	Member and Managing Director of Warburg Pincus LLC (private equity investment firm) and a general partner of Warburg Pincus & Co. since January 2001. Before joining Warburg Pincus, Mr. Barr was a managing director at Butler Capital where he focused on industrial leveraged buyout transactions for more than ten years. Mr. Barr is a director of Eagle Family Foods, Inc., Polypore International, Inc. and TransDigm Inc. Member of the Compensation Committee.	June 2003

Oliver M. Goldstein, 33	Member and Managing Director of Warburg Pincus LLC (private equity investment firm) and a general partner of Warburg Pincus & Co. since January 2004. Previously a Vice President of Warburg Pincus LLC from January 2001 to December 2003 and an Associate of Warburg Pincus LLC from July 1999 to December 2000. Prior to 1999, Mr. Goldstein served in various capacities at Fenway Partners, Inc. and Goldman, Sachs and Co. Member of the Governance Committee.	February 2003

Richard F. Heitmiller, 76	President of Richard F. Heitmiller, Inc. (consulting firm) since 1982. Chairman of the Board of Radici Spandex from 2001 to March 31, 2002. Vice Chairman, Chief Executive Officer and President of Globe Manufacturing from 1998 to 2001. From 1971 until 1982, various executive positions with Arthur D. Little, Inc. (management consultants) and Vice President of its Decision Resources subsidiary. Chairman of the Governance Committee, lead non-employee director and member of the Audit Committee.	November 1988

	Principal Occupation During	Director
Name and Age	The Past Five Years	Since

Gerard J. Kerins, 57	Vice-Chairman of ICG Commerce, Inc., a procurement services provider, since July 2002. Chairman of the Board, Insulair, Inc. (producer of paper packaging) since March 2000. President, CEO and director of Continental PET Technologies, Inc. (producer of PET containers) from 1983 to 1998. Member of the Compensation Committee.	August 1999

David J. McKittrick, 59	Principal of David J. McKittrick, LLC, a firm providing executive level financial and operating consulting services, primarily to industrial companies since 2001. Mr. McKittrick has held senior management positions with OnStream International, Inc. (OnStream) from 1998-2001, Gateway 2000, Inc. from 1995-1998, Collins & Aikman Group, Inc. from 1992-1994, and James River Corporation from 1972-1992. OnStream filed for bankruptcy protection in March 2001. Member of the Audit Committee and Audit Committee Financial Expert.	March 2004

James E. Rogers, 59	President of SCI Investors, Inc. (investment company) since 1993. From 1991 until 1993, President and Chief Executive Officer of Specialty Coatings International, Inc. (a manufacturer). Prior to 1991, Senior Vice President and Group Executive of James River Corporation (a paper manufacturer). Mr. Rogers is a director of Owens & Minor, Inc. (a medical and surgical supplies distributor), a director and chairman of the Audit Committee of Cadmus Communications Corporation (an integrated graphic communications provider), Chairman of Caraustar Industries (a packaging manufacturer) and a director and chairman of the Compensation Committee of NewMarket Corporation, (parent company of Ethyl Corporation and Afton Chemical Corporation, petroleum additives manufacturers). Chairman of the Compensation Committee and member of the Governance Committee.	September 1993

Roger A. Vandenberg, 57	President of Cariad Capital, Inc. (investment advisor) since its inception in 1992. Mr. Vandenberg is also a director and member of the Audit Committee of Monaco Coach Corporation (a manufacturer of motor homes). Member of the Compensation Committee.	August 1985

Proposal No. 2
RATIFICATION OF SELECTION OF
INDEPENDENT AUDITORS
Subject to stockholder ratification, the Audit Committee has reappointed the firm of Ernst & Young LLP as independent auditors to examine the financial statements of Wellman for the 2005 fiscal year. Ratification requires the affirmative vote of a majority of shares of Common Stock and Preferred Stock, on an as-converted basis, present and voting at the Annual Meeting, in person or by proxy. If this appointment is not ratified by stockholders, the Audit Committee may reconsider its recommendation.
One or more representatives of Ernst & Young LLP are expected to be at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.
The Audit Committee recommends that you vote FOR ratification.
OTHER MATTERS
The Board of Directors does not know of any other business to be presented at the meeting. If, however, any other matters come before the meeting, it is the intention of the proxies to vote pursuant to the proxy in accordance with their own judgment on such matters.

IV.     CORPORATE GOVERNANCE AND RELATED MATTERS
In accordance with Delaware General Corporation Law and the Wellman Certificate of Incorporation and Bylaws, Wellman’s business, property and affairs are managed under the direction of its Board of Directors. Our Board of Directors has adopted corporate governance principals to provide, along with the charters of the Board committees, a framework for the governance and management of the Company in accordance with high ethical standards and in recognition of its responsibilities to various constituencies. These principles are intended to reflect the Board’s long-standing commitment to the ethical conduct of the Company’s business in compliance with the letter and the spirit of applicable laws, regulations and accounting principles. Recognizing that corporate governance is subject to on-going and energetic debate, the Board intends to review these principles and other aspects of the Company’s governance at least annually. The corporate governance principles address the role of the Board of Directors, the composition of the Board, Board leadership, the functioning of the Board, the committees of the Board, ethics and conflicts of interest. These principles specifically provide that a majority of the directors on the Board must be independent in accordance with the criteria established by the New York Stock Exchange (the “NYSE”).
The top priority of our Board of Directors is the ethical management of the Company for profitable, long-term growth. To that end, the Board has adopted corporate governance policies that will align management and stockholder interests. Some of the more noteworthy of these corporate governance policies include:

•	The Company will have a Governance Committee that directs and reviews the Company’s governance practices.

•	The Governance Committee will annually evaluate the performance of the Board, its Committees and each of the directors.

•	The Governance Committee will annually review its own performance by distributing to its members a written self-assessment.

•	The Company will not make loans to directors or executive officers.
Director’s Continuing Education Program
The Company encourages its directors to participate in outside programs and activities that enhance their understanding of their role as responsible Board and Committee members.
During 2004, our Board Chairman and the Chairman of each of the Board’s standing Committees participated in a two-day seminar addressing the responsibilities of Directors.
Additionally, in February 2005, the full Board participated in a seminar that discussed the issues facing directors in today’s environment and described some of the ways other boards of directors addressed these issues. The Company expects to continue providing seminars like this one to the Directors on an annual basis.
The Company has an orientation program for all new Directors that provides relevant background information for the individual as a director and for the particular Board committees on which they will serve. It includes meetings with senior management, opportunity for plant visits, and extensive written materials on the Company’s businesses.

Board and Committee Self-Evaluations
The Board of Directors conducted a self-evaluation during the first quarter of 2005 to determine whether it and its committees were functioning effectively. Each standing Committee of the Board also conducted a self-evaluation to determine whether it was functioning effectively. These evaluations were conducted under the supervision and control of the Company’s legal counsel. The responses of each individual Director were held in confidence by counsel to encourage frankness and objectivity. Counsel prepared a report of the overall responses and provided it to the Directors, who discussed it with counsel.
Based upon these evaluations, the Board concluded that it and its committees are functioning effectively. The Company intends to conduct these evaluations annually. The scope and procedures of the evaluations will be determined by the Governance Committee.
Code of Conduct
Our Board of Directors has adopted a code of conduct applicable to all directors, officers and employees. It was adopted to reinvigorate and renew our commitment to the Company’s longstanding standards for ethical business practices. The code of conduct provides that it is our policy that our business be conducted in accordance with the highest legal and ethical standards. The successful business operation and reputation of our Company is built upon the principles of fair dealing and ethical conduct of our employees. Our reputation for integrity and excellence requires careful observance of all applicable laws and regulations, as well as a scrupulous regard for the highest standards of conduct and personal integrity. Our reputation for integrity is our most important asset and each employee and member of the Board of Directors is expected to contribute to the care and preservation of that asset. Our code of conduct addresses a number of issues, including conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets, compliance with laws, rules and regulations, including insider trading laws, and the reporting of any illegal or unethical behavior. Under our corporate governance principles, no waiver of any ethics policy is permitted for directors and executive officers.
Our corporate governance guidelines and our code of conduct are available on our website at www.wellmaninc.com. Please note that the information on our website is not incorporated by reference in this proxy statement.
The Board and Its Committees
The Board met 14 times in 2004. Each member of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he served in 2004. Non-management directors meet regularly in executive sessions without management. In accordance with our corporate governance principles, the Chairman of the Governance Committee presides as lead director during such sessions. As a general matter, Board members are expected to attend our annual meetings. At our 2004 Annual Meeting, nine members of the Board and nine nominees for election to the Board were present.
The Board has three standing committees, as described below.

Governance Committee
The Chairman of the Governance Committee was Richard Heitmiller. James Baker and Oliver Goldstein were members of the Governance Committee for the entire year. Marvin Schlanger was a member of the Governance Committee from January 1, 2004 until the 2004 Annual Meeting. James Rogers became a member of the Governance Committee at the 2004 Annual Meeting. Each member of the Governance Committee was, and is, independent as that term is defined by the NYSE. The Governance Committee met three times in 2004. The primary functions of the Governance Committee are to:

•	review candidate qualifications for Board membership and recommend director nominations;

•	determine the composition, size and organization of the board and its committees;

•	review and make recommendations with regard to director compensation;

•	develop a process to assess board effectiveness;

•	develop and implement the Company’s corporate governance principles; and

•	respond to major stockholder issues.
In fulfilling its duty to recommend nominees for election as directors, the committee considers, among other things, the following criteria: personal and professional integrity, good business judgment, and relevant experience and skills. The Committee will assess whether the candidate will be an effective director in conjunction with the full Board in collectively serving the long-term interests of the Company’s stockholders.
The Governance Committee would consider qualified candidates for directors suggested by our stockholders. To date, no such suggestions have been received. Stockholders can suggest qualified candidates for director for the 2006 Annual Meeting by writing to our Assistant Secretary at P.O. Box 2050, Fort Mill, South Carolina 29716 by December 20, 2005. Submissions that meet the criteria outlined above and in the committee charter will be forwarded to the Chairman of the Governance Committee for further review and consideration.
The committee’s charter is available on our website at www.wellmaninc.com. Please note that the information on our website is not incorporated by reference in this proxy statement.

Audit Committee
The Chairman of the Audit Committee was James Baker. Richard Heitmiller was a member of the Audit Committee for the entire year. Roger Vandenberg was a member of the Audit Committee from January 1, 2004 until the 2004 Annual Meeting. David McKittrick became a member of the Audit Committee and the Audit Committee’s financial expert on March 17, 2004. Each of the committee members was, and is, independent as required by the NYSE. There were eight Audit Committee meetings in 2004. The primary functions of the Audit Committee are to:

•	engage, appoint, evaluate, compensate and replace the independent auditors, and review and approve in advance all audit, audit related and permitted non-audit services performed by the independent auditors;

•	provide independent and objective oversight of the Company’s accounting functions and internal controls and monitor the objectivity of the Company’s financial statements; and

•	review our critical accounting policies, our annual and quarterly reports on Forms 10-K and 10-Q, and our earnings releases before they are published.

The principal responsibilities of the Audit Committee are governed by the Audit Committee charter. The Board has determined that:

•	each current member of the Audit Committee is financially literate and independent as required by the rules of the SEC and the NYSE; and

•	David J. McKittrick qualifies as an audit committee financial expert, as defined by the rules of the SEC.
See “Audit Committee Report” on page 15 of this proxy statement for more information on the responsibilities of the Audit Committee. The committee’s charter is available on our website at www.wellmaninc.com. Please note that the information on our website is not incorporated by reference in this proxy statement.

Compensation Committee
The Chairman of the Compensation Committee from the beginning of the year until the 2004 Annual Meeting was Marvin Schlanger. At the 2004 Annual Meeting James Rogers became Chairman. Gerard Kerins and David Barr were members of the Compensation Committee for the entire year. Roger Vandenberg became a member of the Compensation Committee at the 2004 Annual Meeting. There were six Compensation Committee meetings in 2004. The Compensation Committee is responsible for overseeing Wellman’s compensation programs, including recommending compensation for directors and senior management and granting stock options and restricted stock awards.
See “Compensation Committee Report” on page 21 of this proxy statement for more information regarding the responsibilities of the Compensation Committee. The committee’s charter is available on our website at www.wellmaninc.com. Please note that the information on our website is not incorporated by reference in this proxy statement.
Contacting the Board of Directors
Any stockholder who desires to contact any member of our Board of Directors may do so electronically by sending an e-mail to the following address: directors@wellmaninc.com. Alternatively, a stockholder may contact the members of the Board by writing to: Board of Directors, Wellman, Inc., P.O. Box 2050, Fort Mill, South Carolina 29716. A stockholder may also contact the Board by telephone at 732-212-3324. Communications received are distributed to the members of the Board as appropriate depending on the facts and circumstances outlined in the communication received. For example, any complaints regarding accounting, internal accounting controls and auditing matters will be forwarded to the Chairman of the Audit Committee for review.
Directors’ Compensation
In 2004, each non-employee director received an annual retainer of $35,000 per year and an option to acquire 1,000 shares of Wellman’s common stock at the average stock price for the 20 days before the grant date. Each non-employee director also receives $1,500 for each in person board or committee meeting and $750 for each telephonic meeting. Each member of the Audit Committee received an additional retainer of $2,000 per year. Each chairperson of the Board committees also received an annual fee of $5,000. In December 2004, the Board increased the annual retainer of the lead non-employee director to $10,000 reduced by any fees received as chairperson of a Board Committee. The employee director receives no compensation for his Board service.
Audit Committee Information
AUDIT COMMITTEE REPORT
The role of the Audit Committee is to provide independent and objective oversight of the Company’s accounting functions and internal controls and to monitor the objectivity of the Company’s financial statements.
In the performance of its oversight function, the committee has reviewed and discussed with Ernst & Young LLP, (“E&Y”) the audited financial statements, management’s report that the Company maintained effective control over financial reporting based on the criteria set forth by the Committee of Sponsoring Organizations of Treadway Commission (the COSO criteria) (which was audited by E&Y), and the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect, issued by the American Institute of Certified Public Accountants. The committee has received the written disclosures and the letter from E&Y required by Independent Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect and has discussed the independence of E&Y with such auditors. Finally, the committee has received confirmation from management that the non-audit services provided by E&Y to the Company are consistent with maintaining the auditor’s independence.
All members of the Audit Committee are financially literate under applicable NYSE rules. As described in the Audit Committee Charter, the committee’s responsibility is one of oversight. Members of the committee rely on the information provided to them and on the representations made by management and the independent auditors.
Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to above and in the audit committee’s charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report including Form 10-K for the year ended December 31, 2004, filed with the SEC.
Submitted by the Audit Committee:
James B. Baker, Chairman
Richard F. Heitmiller
David J. McKittrick
Engagement of the Independent Auditor
The Audit Committee approves in advance every engagement of Ernst & Young LLP to perform audit or permitted non-audit services on behalf of the Company or any of its subsidiaries before Ernst & Young LLP is engaged to provide those services, subject to the de minimus exceptions permitted by the rules of the SEC.
Independent Auditor Information
Audit Fees
Fees for audit services totaled approximately $1,508,856 and $727,600 in 2004 and 2003, respectively. These fees relate to the annual audit, the audit of management’s report on internal control, reviews of the Company’s quarterly reports on Form 10-Q, statutory audits required internationally, and the audit of an employee benefit plan requiring a Form 11-K to be filed.
Audit-Related Fees
Fees for audit-related services totaled approximately $171,500 and $374,200 in 2004 and 2003, respectively. Audit-related services in both years include audits of the employee benefit plans, consultation on various accounting issues, and in 2003, also included assistance with Sarbanes-Oxley Section 404 documentation.
Tax Fees
Fees for tax services, including tax compliance, tax advice, and tax planning totaled $356,100 and $381,300 in 2004 and 2003, respectively.
All Other Fees
Fees for all other services not included above totaled approximately $3,500 in 2004 and $149,200 in 2003 principally related to the diagnostic and architectural assessment of the Company’s financial software.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and beneficial owners of more than 10% of the Company’s common stock to file reports with the SEC and the NYSE reporting ownership of and transactions in common stock and to furnish copies of the reports to the Company.
Based solely on a review of the reports and related information furnished to the Company, the Company believes all filing requirements were complied within a timely manner during 2004.
Stockholder Proposals for the 2006 Annual Meeting
Under the regulations of the SEC, a record or beneficial owner of shares of Wellman’s common stock may submit proposals to be included in the proxy statement on proper subjects for action at the 2006 Annual Meeting of Stockholders. All such proposals must be mailed to our Assistant Secretary at P.O. Box 2050, Fort Mill, South Carolina 29716 and must be received at that address on or before December 20, 2005, in order to be included in the proxy relating to the 2006 Annual Meeting, expected to be held on May 16, 2006. A record or beneficial owner of shares of Wellman’s Common Stock may also submit proposals on proper subjects for action at the 2006 Annual Meeting without including such proposals in the proxy statement for such meeting. Wellman must be notified of such owner’s intention to do this no later than April 20, 2006.

V.     EXECUTIVE COMPENSATION AND OTHER INFORMATION
Executive Compensation
The following table sets forth the annual compensation for the past three years of our chief executive officer and our next four most highly compensated executive officers. These individuals are the “named executive officers”.
Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards

				Other	Restricted	Securities
				Annual	Stock	Underlying	All Other
Name and Principal Position	Year	Salary(1)	Bonus(1)	Compensation(2)	Awards(1)(3)	Options(4)	Compensation(5)

Thomas M. Duff	2004	$648,000	$0	$412,502	$159,800	0	$18,155
Chairman, CEO	2003	$690,000	$0	$105,162	$0	60,000	$121,890
	2002	$720,000	$369,000	$101,501	$0	0	$142,962
Keith R. Phillips	2004	$274,500	$0	$33,926	$79,900	0	$18,155
Vice President,	2003	$282,292	$0	$32,131	$0	35,000	$49,237
Chief Financial Officer	2002	$265,000	$167,000	$27,913	$6,306	25,000	$55,380
Joseph C. Tucker	2004	$231,300	$0	$30,168	$79,900	0	$18,155
Vice President, Fiber	2003	$241,292	$0	$31,320	$0	25,000	$35,157
And Recycled Products	2002	$237,000	$102,000	$31,349	$4,462	20,000	$45,783
Group
Michael E. Dewsbury	2004	$225,000	$0	$32,892	$79,900	0	$18,155
Vice President, PET	2003	$230,833	$0	$27,130	$0	35,000	$31,663
Resins Division — U.S.	2002	$215,000	$95,277	$22,236	$0	20,000	$45,399
Audrey L. Goodman	2004	$148,800	$0	$14,568	$55,930	0	$11,973
Vice President,	2003	$146,167	$0	$9,571	$0	15,000	$20,287
Treasurer	2002	$127,000	$18,000	$367	$594	10,000	$18,955

(1)	In 2002, the Deferred Compensation and Restricted Stock Plan permitted employees to elect to defer specified amounts of bonuses. Restricted stock awards are granted for such deferred amounts.

(2)	Amounts disclosed in this column include personal benefits paid to named executive officers as set forth in the table below.

		Life
Name	Year	Insurance	Automobile	Other(6)

Thomas M. Duff	2004	$48,032	$13,470	$351,000
	2003	$72,418	$17,744	$15,000
	2002	$72,857	$17,744	$10,900
Keith R. Phillips	2004	$29,815	$4,111	$0
	2003	$28,366	$3,765	$0
	2002	$25,833	$2,080	$0
Joseph C. Tucker	2004	$26,051	$2,417	$1,700
	2003	$25,554	$3,766	$2,000
	2002	$24,385	$6,964	$0
Michael E. Dewsbury	2004	$24,199	$3,515	$5,178
	2003	$23,241	$3,889	$0
	2002	$21,234	$1,002	$0
Audrey L. Goodman	2004	$14,568	$0	$0
	2003	$9,571	$0	$0
	2002	$367	$0	$0

(3)	These amounts are the dollar values of restricted stock awards granted under the Deferred Compensation and Restricted Stock Plan. Each value is determined by multiplying the number of shares in each award by the closing market price of Wellman Common Stock on the date of grant and subtracting the consideration paid by the Named Executive Officer. Holders of restricted stock receive the same cash dividends as other stockholders owning Wellman Common Stock. Restricted stock granted in 2004 was granted under the Wellman Restricted Stock Plan. The amount of the compensation was the number of shares times the fair market value of the stock ($7.99) on the date of the grant. The shares vest if the executive continues in their employment through May 31, 2006.

(4)	None of the options granted were options with tandem SARs and no free-standing SARs were granted.

(5)	Consists of Wellman’s contributions to employee retirement plans.

(6)	Amounts disclosed in this column include moving expense reimbursement for Mr. Duff of $336,000, tax preparation for Mr. Duff and Dr. Tucker of $15,000 and $1,700, respectively and country club dues of $5,178 for Mr. Dewsbury.
The aggregate number of all restricted stock held by the individuals named in the Summary Compensation Table above, and the net value of that stock at December 31, 2004 (determined by taking the number of shares issued at December 31, 2004 multiplied by the closing market price on December 31, 2004, net of any consideration paid) are shown below. The aggregate amount paid for these shares was $1,216,461.

	Aggregate
	Restricted	Net
	Shares	Value

Thomas M. Duff	61,348	$79,117
Keith R. Phillips	36,961	$53,472
Joseph C. Tucker	30,182	$71,767
Michael E. Dewsbury	13,635	$101,760
Audrey L. Goodman	7,285	$74,627
Option Grants in Last Fiscal Year
Each non-employee director received 1,000 stock options on March 6, 2004. The options have an eleven year term and vest on the first anniversary of the grant. The exercise price of the option is $8.02 and is equal to the average of the highest and the lowest sales prices on each of the twenty (20) days that sales have been made prior to the grant of the Option. Based upon a Black-Scholes option pricing model the options have a value of $3.86 each. The use of this model should not be construed as an endorsement of its accuracy at valuing options. The actual value, if any, a director may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the actual value realized will be at or near the value estimated by the Black-Scholes model. The assumptions used in deriving the $3.86 value are as follows:

Stock price at March 6, 2004	$7.88
Exercise price	$8.02
Expected option term	8 years
Stock price volatility	0.468
Dividend yield	1.38%
Risk-free interest rate	4.44%

Year-End Option Values
The following table sets forth certain information as of December 31, 2004 with respect to unexercised options to purchase Wellman Common Stock granted under the Option Plan to the individuals named in the Summary Compensation Table above. No options were exercised in 2004 by such individuals.

	Number of Securities		Value of
	Underlying Unexercised		Unexercised In-the-Money
	Options at Year-End		Options at Year-End

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Thomas M. Duff	457,600	48,000	$91,830	$12,000
Keith R. Phillips	223,600	28,000	$29,680	$7,000
Joseph C. Tucker	180,400	20,000	$26,870	$5,000
Michael E. Dewsbury	148,000	28,000	$22,750	$7,000
Audrey L. Goodman	38,500	12,000	$4,425	$3,000
Equity Compensation Plan Information

	(a)	(b)	(c)

Number of
securities
	Number of	Weighted-	remaining available
	securities to be	average exercise	for future issuance
	issued upon	price of	under equity
	exercise of	outstanding	compensation
	outstanding	options,	plans (excluding
	options, warrants	warrants and	securities reflected
Plan category	and rights	rights	in column (a))

Equity compensation plans approved by security holders	2,829,018	$16.33	1,156,165
Equity compensation plans not approved by security holders	—	—	—

Total	2,829,018	$16.33	1,156,165

Of the 2,829,018 securities to be issued upon exercise of the outstanding options, 2,504,895 were options exercisable at December 31, 2004. For additional information concerning our equity compensation plans, see discussion in Note 11 to our consolidated financial statements, Stockholder’s Equity, on pages 52-55 of our 2004 Annual Report, which is incorporated by reference.

Stock Performance Graph
The following graph compares the five-year cumulative total return on Wellman Common Stock from December 31, 1999 through December 31, 2004 to the Standard & Poor’s (“S&P”) 500 Stock Index and the S&P SmallCap 600 Index. Due to the unique nature of its operations, Wellman believes there is not an appropriate or comparable line of business or industry index, nor could one be constructed, which would render a meaningful or accurate performance comparison. Wellman believes that its mix of operations is unique and cannot be compared to major publicly-owned competitors.

	Dec. 99	Dec. 00	Dec. 01	Dec. 02	Dec. 03	Dec. 04

Wellman, Inc.	$100	$78	$87	$78	$61	$66

S&P 500 Index	$100	$91	$80	$62	$80	$89

S&P MidCap 400 Index	$100	$118	$117	$100	$135	$158

S&P SmallCap 600 Index	$100	$112	$119	$102	$141	$173

Wellman has added a comparison to the S&P SmallCap 600 Index and will eliminate the comparison of its stock performance to the S&P MidCap 400 Index in the future because Wellman’s capitalization is comparable to other small cap companies. The above graph assumes $100 invested on December 31, 1999 in Wellman Common Stock and $100 invested at that time in each of the three indices. The comparison assumes that all dividends are reinvested. The stock performance shown in this graph is included in response to SEC requirements and is not intended to forecast or to be indicative of future performance.
Employment Agreements
In March 2005, Wellman entered into employment agreements with Messrs. Duff, Phillips, Tucker, Dewsbury, and Ms. Goodman. These agreements contain provisions that provide compensation to the executives if their employment is terminated as a result of a change of control transaction. The employment agreements provide for employment as officers of Wellman at base salaries determined by the Board of Directors, plus participation in the executive bonus plan. In addition, the executives are eligible to participate in all incentive, savings, retirement and welfare benefit plans applicable to other Wellman executives and shall receive reimbursement for expenses and automobiles. If the executive is terminated without cause, the agreements provide for two years of salary and certain benefits.
The agreements provide that if the executive is terminated after a change of control, other than for cause, death or disability, or if the executive terminates for good reason (as defined in the agreements), the executive is entitled to receive their salary and bonus through the date of termination and a lump sum severance payment that approximates three times the sum of their base salary and annual bonus (and certain other benefits). Further, in certain circumstances, an additional payment is required in an amount such that, after the payment of all taxes, income and excise, the executive will be in the same after-tax position as if no excise tax under Section 4999 of the Internal Revenue Code had been imposed. These agreements are intended to encourage these executives to remain in Wellman’s employ by providing them with greater security and to reinforce and encourage continued attention and dedication to their duties without distraction in the face of the potentially disturbing circumstances arising from the possibility of a change in control. A change of control means any acquisition, merger, reorganization or consolidation where a person or group obtains 50% or more of Wellman’s then outstanding stock or there is a change in the majority of its Board of Directors other than by the election of its stockholders.
Report of the Compensation Committee on Executive Compensation
The Compensation Committee of the Board of Directors (the “Committee”) is composed entirely of independent directors under the rules of the New York Stock Exchange. The Committee administers the annual Management Incentive Compensation Plan, the stock option plans and the restricted stock plans. The Committee makes recommendations to the independent directors with respect to the compensation of Mr. Duff, the Company’s Chief Executive Officer, and those directors consider the recommendations in executive session. The Committee also makes recommendations to the full Board with respect to the other executive officers of the Company and the directors. In this capacity, the Committee recommends the salary, management incentive plan awards and stock option grants for those executive officers, following administrative policies and practices that it establishes from time to time in accordance with the terms and provisions of the plans. This Committee Report describes the executive compensation program strategy, the components of the compensation program, and the manner in which 2004 compensation determinations were made by the Committee with respect to the Chairman and Chief Executive Officer, Thomas M. Duff. Similar determinations were made by the Committee with respect to the other four named executive officers listed in the Summary Compensation Table on page 17 of this proxy statement, after taking into consideration the recommendations submitted by Mr. Duff.
Compensation Strategy. The Committee endeavors to maintain an officer compensation program which is competitive with the practices of public corporations of similar revenue size. The structure for the compensation of the executive officers consists of three primary components: base salary, the Management Incentive Plan and stock ownership plans. The Committee believes a substantial component of an executive officer’s total compensation should be based on Wellman’s financial performance. The Management Incentive Plan compensates executive officers commensurate with Wellman’s financial performance and other strategic goals, and the equity awards provide a longer-term incentive compensation that is directly related to increases in the market value of Wellman’s Common Stock.
The remainder of this Committee Report describes the components of Wellman’s officer compensation program and the manner in which these were administered in 2004.

Base Salary. Base salary forms the foundation of the officer compensation program. The Committee has periodically engaged compensation consultants to survey market practices to ensure executive officer salaries remain competitive in a manner which properly reflects the performance of the incumbent officers. Such surveys have considered the practices of some, but by no means all, comparable companies.
Mr. Duff’s 2004 annual salary shown in the Summary Compensation Table falls within the second quartile of competitive practice for corporations with revenues of comparable size. The second quartile is defined as above the 25th percentile and below the 50th percentile. The average 2004 salaries of the other executive officers approximated the first quartile of competitive practice for their peers in corporations with revenues of comparable size. The first quartile is defined as below the 25th percentile. The salaries of the Chief Executive Officer and all other executive officers were reduced by up to 10% on August 1, 2003 in response to lower than expected profitability in the second half of 2003.
Management Incentive Plan. Under the Management Incentive Plan (“MIP”), annual bonuses earned by the executive officers and other plan participants are directly related to achieving targets established for corporate and/or operating unit profit and achieving individual strategic expectations established early in the year. The Committee establishes for each participant in the MIP a maximum targeted award based on a percentage of base salary. A portion of that target award is based upon financial performance and a part on achieving strategic goals. In July 2003, as a result of declining profitability, payments under the MIP, including payments to the Chief Executive Officer were eliminated for 2003 and 2004.
Stock Ownership Plans. Stock ownership plans represent the third component of Wellman’s executive compensation program. In 2004 the equity incentive was restricted stock. Restricted stock granted in 2004 was granted under the Wellman Restricted Stock Plan. The amount reflected in the Summary Compensation Table on page 17 of this proxy statement is the number of shares granted times the fair market value of the stock ($7.99) on the date of the grant. The shares vest if the executive continues in their employment through May 31, 2006.
In prior years, stock options were granted with exercise prices equal to the average of the fair market value of the stock on the 20 days preceding the date of the grant. The options have a term of eleven years, and to ensure stock options provide a longer-term stockholder value-based incentive, 20% of the options granted in a year become exercisable (i.e., the optionee can purchase the option shares) on the first through fifth anniversaries of the grant date, provided the optionee remains an employee.
In making the final determination of these awards, the Committee considers the individual executive’s scope of responsibility, individual performance, the levels of profits and return on assets of the corporation and of its operating divisions (with no specific target levels being established), competitive levels of equity, and the executive’s overall equity incentive. The Committee, in its discretion, assigns relative weights to these factors as it deems appropriate.
The total compensation of the Chief Executive Officer and the other executive officers was in the first quartile of competitive practice for their peers in corporations with revenues of comparable size. The first quartile is defined as below the 25th percentile. This is primarily the result of the elimination of payments under the MIP which is a result of the financial performance in the second half of 2003. Once company performance improves, the compensation of the executive officers is expected to be competitive with their peers in corporations with revenues of comparable size.

The Committee believes that the compensation paid to the Executive Officers in 2004 will be tax deductible.

Submitted by the Compensation Committee:
James E. Rogers (Chairman)
David A. Barr
Gerard J. Kerins
Roger Vandenberg

By order of the Board of Directors,

David R. Styka
Assistant Secretary
Fort Mill, South Carolina
April 15, 2005

WELLMAN, INC.
2005 Annual Meeting
of Stockholders

May 17, 2005, 9:00 a.m.

Oyster Point Hotel
146 Bodman Place
Red Bank, NJ 07701

FOLD AND DETACH HERE

Wellman, Inc.

Proxy Solicited on Behalf of the Board of Directors
of the Corporation for the Annual Meeting on May 17, 2005

The undersigned hereby appoints THOMAS M. DUFF and KEITH R. PHILLIPS, or any one or more of them, attorneys, with full power of substitution to each for and in the name of the undersigned, with all powers the undersigned would possess if personally present to vote the Common Stock of the undersigned in Wellman, Inc. at the Annual Meeting of its Stockholders to be held on May 17, 2005 or at any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares unless you sign and return this card.

WELLMAN, INC.
2005 Annual Meeting
of Stockholders

May 17, 2005, 9:00 a.m.

Oyster Point Hotel
146 Bodman Place
Red Bank, NJ 07701

FOLD AND DETACH HERE

☒	Please mark your votes as in this example.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.
If no direction is made, this proxy will be voted FOR proposals 1 and 2.

The Board of Directors recommends that you instruct the Proxies to vote FOR proposals 1 and 2.

1.	Election of Directors	☐	FOR all nominees (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: James B. Baker, Thomas M. Duff, Richard F. Heitmiller, Gerard
J. Kerins, David J. McKittrick, James E. Rogers and Roger A. Vandenberg

(Instruction: To withhold authority to vote for any individual nominee write that nominee’s name in the space provided below.)

2.	Proposal to ratify the selection of Ernst & Young LLP as independent auditors of Wellman for the fiscal year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Signature

Signature

Date

Note: Joint owners should each sign. When signing as
attorney, executor, administrator, trustee or guardian,
please give full title as such.
PLEASE SIGN EXACTLY AS NAME
APPEARS HEREON

(Continued from other side)

WELLMAN, INC.
2005 Annual Meeting
of Stockholders

May 17, 2005, 9:00 a.m.

Oyster Point Hotel
146 Bodman Place
Red Bank, NJ 07701

â FOLD AND DETACH HERE â

Wellman, Inc.

Proxy Solicited on Behalf of the Board of Directors
of the Corporation for the Annual Meeting on May 17, 2005

The undersigned hereby appoints THOMAS M. DUFF and KEITH R. PHILLIPS, or any one or more of them, attorneys, with full power of substitution to each for and in the name of the undersigned, with all powers the undersigned would possess if personally present to vote the Common Stock of the undersigned in Wellman, Inc. at the Annual Meeting of its Stockholders to be held on May 17, 2005 or at any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares unless you sign and return this card.

WELLMAN, INC.
2005 Annual Meeting
of Stockholders

May 17, 2005, 9:00 a.m.

Oyster Point Hotel
146 Bodman Place
Red Bank, NJ 07701

â FOLD AND DETACH HERE â

☒	Please mark your votes as in this example.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.
If no direction is made, this proxy will be voted FOR proposals 1 and 2.

The Board of Directors recommends that you instruct the Proxies to vote FOR proposals 1 and 2.

1.	Election of Directors	⑦	FOR all nominees (except as marked to the contrary below)	⑦	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: James B. Baker, Thomas M. Duff, Richard F. Heitmiller, Gerard
J. Kerins, David J. McKittrick, James E. Rogers and Roger A. Vandenberg

(Instruction: To withhold authority to vote for any individual nominee write that nominee’s name in the space provided below.)

2.	Proposal to ratify the selection of Ernst & Young LLP as independent auditors of Wellman for the fiscal year ending December 31, 2005.

⑦ FOR	⑦ AGAINST	⑦ ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Signature

Signature

Date

Note: Joint owners should each sign. When signing as
attorney, executor, administrator, trustee or guardian,
please give full title as such.
PLEASE SIGN EXACTLY AS NAME
APPEARS HEREON

(Continued from other side)

WELLMAN, INC.
2005 Annual Meeting
of Stockholders

May 17, 2005, 9:00 a.m.

Oyster Point Hotel
146 Bodman Place
Red Bank, NJ 07701

FOLD AND DETACH HERE

Wellman, Inc.

Proxy Solicited on Behalf of the Board of Directors
of the Corporation for the Annual Meeting on May 17, 2005

The undersigned hereby appoints THOMAS M. DUFF and KEITH R. PHILLIPS, or any one or more of them, attorneys, with full power of substitution to each for and in the name of the undersigned, with all powers the undersigned would possess if personally present to vote the Common Stock of the undersigned in Wellman, Inc. at the Annual Meeting of its Stockholders to be held on May 17, 2005 or at any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares unless you sign and return this card.

WELLMAN, INC.
2005 Annual Meeting
of Stockholders

May 17, 2005, 9:00 a.m.

Oyster Point Hotel
146 Bodman Place
Red Bank, NJ 07701

FOLD AND DETACH HERE

☒	Please mark your votes as in this example.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.
If no direction is made, this proxy will be voted FOR proposals 1 and 2.

The Board of Directors recommends that you instruct the Proxies to vote FOR proposals 1 and 2.

1.	Election of Directors	☐	FOR all nominees (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: David A. Barr and Oliver M. Goldstein

(Instruction: To withhold authority to vote for any individual nominee write that nominee’s name in the space provided below.)

2.	Proposal to ratify the selection of Ernst & Young LLP as independent auditors of Wellman for the fiscal year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Signature

Signature

Date

Note: Joint owners should each sign. When signing as
attorney, executor, administrator, trustee or guardian,
please give full title as such.
PLEASE SIGN EXACTLY AS NAME
APPEARS HEREON

(Continued from other side)

WELLMAN, INC.
2005 Annual Meeting
of Stockholders

May 17, 2005, 9:00 a.m.

Oyster Point Hotel
146 Bodman Place
Red Bank, NJ 07701

â FOLD AND DETACH HERE â

Wellman, Inc.

Proxy Solicited on Behalf of the Board of Directors
of the Corporation for the Annual Meeting on May 17, 2005

The undersigned hereby appoints THOMAS M. DUFF and KEITH R. PHILLIPS, or any one or more of them, attorneys, with full power of substitution to each for and in the name of the undersigned, with all powers the undersigned would possess if personally present to vote the Common Stock of the undersigned in Wellman, Inc. at the Annual Meeting of its Stockholders to be held on May 17, 2005 or at any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares unless you sign and return this card.

WELLMAN, INC.
2005 Annual Meeting
of Stockholders

May 17, 2005, 9:00 a.m.

Oyster Point Hotel
146 Bodman Place
Red Bank, NJ 07701

â FOLD AND DETACH HERE â

☒	Please mark your votes as in this example.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.
If no direction is made, this proxy will be voted FOR proposals 1 and 2.

The Board of Directors recommends that you instruct the Proxies to vote FOR proposals 1 and 2.

1.	Election of Directors	⑦	FOR all nominees (except as marked to the contrary below)	⑦	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: David A. Barr and Oliver M. Goldstein

(Instruction: To withhold authority to vote for any individual nominee write that nominee’s name in the space provided below.)

2.	Proposal to ratify the selection of Ernst & Young LLP as independent auditors of Wellman for the fiscal year ending December 31, 2005.

⑦ FOR	⑦ AGAINST	⑦ ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Signature

Signature

Date

Note: Joint owners should each sign. When signing as
attorney, executor, administrator, trustee or guardian,
please give full title as such.
PLEASE SIGN EXACTLY AS NAME
APPEARS HEREON

(Continued from other side)